UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

AURA FAT PROJECTS ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Aura FAT Projects Acquisition Corp
1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

+65-3135-1511

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2023

TO THE SHAREHOLDERS OF AURA FAT PROJECTS ACQUISITION CORP:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of shareholders of Aura FAT Projects Acquisition Corp, which we refer to as “we,” “us,” “our,” or the “Company,” to be held at [●] Eastern Time on July 17, 2023.

The Special Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/aurafatprojects/2023. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated June 20, 2023, and is first being mailed to shareholders of the Company on or about June 26, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s Second Amended and Restated Memorandum and Articles of Association which we refer to as the “existing charter,” in the form set forth in Annex A to the Proxy Statement, which we refer to as the “NTA Amendment” and such proposal the “NTA Amendment Proposal,” to remove from the existing charter the following limitations: (i) that the Company will only redeem offering shares so long as (after such redemption), AFAR’s net tangible assets (“NTA”) will be at least $5,000,001 or any greater NTA or cash requirement that may be contained in the agreement relating to an initial business combination and after payment of underwriters’ fees and commissions (the “Redemption Limitation”), (ii) that the Company shall not redeem offering shares in connection with the consummation of a business combination if the Redemption Limitation is exceeded, and (iii) that the Company shall not consummate a business combination pursuant to a tender offer if the Redemption Limitation is exceeded;

●	a proposal to amend the existing charter, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering effective April 18, 2022, which we refer to as the “IPO,” from July 18, 2023 (the “Termination Date”) to July 18, 2024 in a series of up to twelve (12) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) Aura FAT Projects Capital LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $50,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with;

●	a proposal to amend the Company’s Investment Management Trust Agreement, dated as of April 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to twelve (12) one-month extensions until July 18, 2024, such proposal the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the NTA Amendment Proposal, Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated May 7, 2023, by and among the Company, Allrites Holdings Pte Ltd., a Singapore private company limited by shares, with company registration number 201703484C (“Allrites”), and Meta Gold Pte. Ltd., a Singapore exempt private company limited by shares, with company registration number 202001973W, in its capacity as the representative for the shareholders of Allrites pursuant to which, among other things and upon the terms and subject to the conditions thereof, at Closing, Allrites will become a wholly owned subsidiary of the Company and the Company’s Class A Ordinary Shares are expected to be listed on the Nasdaq Global Market (the other transactions contemplated by the Business Combination Agreement, together, the “Business Combination”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination without incurring significant cost to extension of the Termination Date under the current terms of the charter. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If the NTA Amendment Proposal and/or the Extension Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the NTA Amendment Proposal and/or the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 14, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Class A Ordinary Shares on June 8, 2023, was $10.58. The approximate redemption price per share to be paid for redemptions is $[●] per share, (the “Redemption Price”). The Company cannot assure shareholders that they will be able to sell their shares of the Company’s Class A Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal.

If the NTA Amendment Proposal, Extension Amendment Proposal, and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by July 18, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

On January 7, 2022, prior to the Company’s IPO, the Sponsor paid $25,000, or approximately $0.009 per share in consideration for 2,875,000 Class B Ordinary Shares, par value $0.0001 (the “Founder Shares”). On April 12, 2022, the Sponsor and the Company entered into a Private Placement Warrants Purchase Agreement (the “Purchase Agreement”), pursuant to which Sponsor purchased 5,000,000 Private Placement Warrants (the “Private Placement Warrants”). Pursuant to a Letter Agreement dated as of April 12, 2022, the Sponsor, officers and directors of the Company have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by the, in connection with the completion of the initial Business Combination. In the event of a liquidation, the Sponsor, the officers, and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote will be required to approve the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal. Shareholder approval of the Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal, subject to the terms of the Business Combination Agreement, our Board will retain the right to abandon and not implement the NTA Amendment Proposal, the Extension Amendment, and the Trust Amendment at any time without any further action by our shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on June 8, 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the NTA Amendment Proposal, the Extension Amendment Proposal, or the Trust Amendment Proposal or implement the NTA Amendment Proposal, the Extension Amendment, or the Trust Amendment.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the NTA Amendment Proposal, the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Company’s existing charter, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the NTA Amendment Proposal, the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

June 20, 2023	By Order of the Board of Directors

/s/ David Andrada
David Andrada
Co-Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 17, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/aurafatprojects/2023.

Aura FAT Projects Acquisition Corp
1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

+65-3135-1511

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 17, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of shareholders of Aura FAT Projects Acquisition Corp, which we refer to as the “we,” “us,” “our,” or the “Company,” will be held at [●] Eastern Time on July 17, 2023, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/aurafatprojects/2023. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s Second Amended and Restated Memorandum and Articles of Association which we refer to as the “existing charter,” in the form set forth in Annex A to the accompanying Proxy Statement which we refer to as the “NTA Amendment” and such proposal the “NTA Amendment Proposal,” to remove from the existing charter the following limitations (i) that the Company will only redeem offering shares so long as (after such redemption), AFAR’s net tangible assets (“NTA”) will be at least $5,000,001 or any greater NTA or cash requirement that may be contained in the agreement relating to the initial business combination and after payment of underwriters’ fees and commissions (the “Redemption Limitation”), (ii) that the Company shall not redeem offering shares in connection with the consummation of a business combination if the Redemption Limitation is exceeded, and (iii) that the Company shall not consummate a business combination pursuant to a tender offer if the Redemption Limitation is exceeded;

●	a proposal to amend the existing charter, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Ordinary Shares included as part of the units sold in the Company’s initial public offering effective April 18, 2022, which we refer to as the “IPO,” from July 18, 2023 (the “Termination Date”) to July 18, 2024, in a series of up to twelve (12) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) Aura FAT Projects Capital LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $50,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with; and

●	a proposal to amend the Company’s Investment Management Trust Agreement, dated as of April 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to twelve (12) one-month extensions until July 18, 2024, such proposal the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated May 7, 2023, by and among the Company, Allrites Holdings Pte Ltd., a Singapore private company limited by shares, with company registration number 201703484C (“Allrites”), and Meta Gold Pte. Ltd., a Singapore exempt private company limited by shares, with company registration number 202001973W, in its capacity as the representative for the shareholders of Allrites pursuant to which, among other things and upon the terms and subject to the conditions thereof, at Closing, Allrites will become a wholly owned subsidiary of the Company and the Company’s Class A Ordinary Shares are expected to be listed on the Nasdaq Global Market (the other transactions contemplated by the Business Combination Agreement, together, the “Business Combination”). For more information about the Business Combination, see our Current Report on Form 8-K filed with the USEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023.

While we are using our best efforts to complete the Business Combination as soon as practicable, our board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A Ordinary Shares issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public shareholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $121,668,359 that was in the Trust Account as of June 8, 2023, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

On January 7, 2022, prior to the Company’s IPO, the Sponsor paid $25,000, or approximately $0.009 per share in consideration for 2,875,000 Class B Ordinary Shares, par value $0.0001 (the “Founder Shares”). On April 12, 2022, the Sponsor and the Company entered into a Private Placement Warrants Purchase Agreement (the “Purchase Agreement”), pursuant to which Sponsor purchased 5,000,000 Private Placement Warrants (the “Private Placement Warrants”). Pursuant to a Letter Agreement dated as of April 12, 2022, the Sponsor, officers and directors of the Company have agreed to waive their redemption rights with respect to any Founder Shares and any public shares held by the, in connection with the completion of the initial Business Combination. In the event of a liquidation, the Sponsor, the officers, and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or July 9, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Class A Ordinary Shares on June 8, 2023, was $10.58. The approximate redemption price per share to be paid for redemptions is $[●] per share, (the “Redemption Price”). The Company cannot assure shareholders that they will be able to sell their shares of the Company’s Class A Ordinary Shares in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate the Business Combination by July 18, 2023, in accordance with our charter, we will incur significant cost to extend the Termination Date under the current terms of the charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 Founder Shares that were issued to the Sponsor prior to the Company’s IPO and 5,000,000 Private Placement Warrants were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the NTA Amendment Proposal, the Extension Amendment Proposal, or the Trust Amendment Proposal or implement the NTA Amendment Proposal, the Extension Amendment, or Trust Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on June 8, 2023, as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 11,615,000 shares of Class A Ordinary Shares and 2,875,000 shares of Class B Ordinary Shares outstanding. The Company’s warrants do not have voting rights in connection with the NTA Amendment Proposal, the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor its customary fee. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated June 20, 2023, and is first being mailed to shareholders on or about June 26, 2023.

June 20, 2023	By Order of the Board of Directors

/s/ David Andrada
David Andrada
Co-Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Cayman Islands on December 6, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On April 18, 2022, we consummated our IPO from which we derived gross proceeds of $115 million, and incurring offering costs (including the underwriters over-allotment option of an additional 1,500,000 units). Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A Ordinary Shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is initially July 18, 2023. Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023.

What is being voted on?	You are being asked to vote on:

	●	a proposal to amend our amended charter to remove the NTA requirement;

	●	a proposal to amend our amended charter to extend the date by which we have to consummate a business combination from July 18, 2023, to July 18, 2024, or such earlier date as determined by the Board, in a series of twelve (12) one-month extensions;

	●	a proposal to amend our amended Trust Agreement to allow us to extend the Termination Date to July 18, 2024 or the applicable Extended Date; and

	●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination at a lower incremental and aggregate cost for each Extension. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $121,668,359 that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by July 18, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the NTA Proposal?

The adoption of the proposed NTA Amendment to remove the Redemption Limitation from the existing charter is being proposed in order to facilitate the consummation of the Business Combination, by permitting redemptions by public stockholders even if such redemptions result in the Company having net tangible assets that are less than $5,000,001 and by permitting consummation of a business combination even if it would cause the Company’s NTA to be less than $5,000,001 either immediately prior to or upon consummation of such a business combination. The purpose of the Redemption Limitation was initially to ensure that the Company’s Common Stock is not deemed to be “penny stock” pursuant to Rule 3a51-1 under the Exchange Act.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Our charter provides that we have until July 18, 2023 to complete our initial business combination. Our Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination and a lower incremental and aggregate cost for each Extension. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination without incurring significant cost to extension of the Termination Date under the current terms of the charter. Accordingly, the Board believes that in order to be able to consummate the Business Combination efficiently, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 18, 2023 or without incurring significant cost to extension of the Termination Date under the current terms of the charter. If the Business Combination does not occur before the Termination Date or the Termination Date is otherwise extended on the higher-cost terms of the current charter, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on completing the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A Ordinary Shares included as part of the units sold in our IPO from July 18, 2023 to not later than July 18, 2024, by electing to extend the date to consummate a business combination by up to an additional twelve (12) months after the Termination Date, until July 18, 2024, unless the closing of the Company’s initial business combination shall have occurred, in a series of up to twelve (12) one-month extensions, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) the Sponsor (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $50,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the NTA Amendment Proposal, Extension Amendment Proposal, or the Trust Amendment Proposal or implement the NTA Amendment Proposal, Extension Amendment, or Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the NTA Amendment Proposal?	The Board believes that it is in the best interests of our shareholders that the NTA be removed. The Board believes that the removal may be necessary to facilitate the Business Combination.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes shareholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date in a series of twelve (12) one-month extensions. The Extension would give us additional time to complete the Business Combination and a lower incremental and aggregate cost for each Extension.

The Board believes that it is in the best interests of our shareholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 18, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on completing the Business Combination, it is in the best interests of our shareholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

When would the Board abandon the NTA Amendment Proposal, Extension Amendment Proposal, and the Trust Amendment Proposal?

We intend to hold the Special Meeting to approve the NTA Amendment Proposal, the Extension Amendment Proposal and the Trust Amendment Proposal and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before July 18, 2023. If we complete the Business Combination on or before July 18, 2023, we will not implement the Extension. Additionally, our Board will abandon the NTA Amendment, Extension Amendment and Trust Amendment if our shareholders do not approve the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal. Notwithstanding shareholder approval of the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the NTA Amendment Proposal, the Extension Amendment, or Trust Amendment at any time without any further action by our shareholders.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 19.84% of our issued and outstanding ordinary shares, including 2,875,000 Founder Shares. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal will require the affirmative vote of holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy.

What if I don’t want to vote “FOR” the NTA Amendment Proposal, Extension Amendment Proposal or the Trust Amendment Proposal?	If you do not want the NTA Amendment Proposal, the Extension Amendment Proposal, or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the NTA Amendment Proposal or the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will incur significant cost to extension of the Termination Date under the current terms of the charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period will require us to liquidate or incur significant cost to extension of the Termination Date under the current terms of the charter. If we liquidate, our public shareholders may only receive $[●] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote as of the record date, we will amend our charter in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A Ordinary Shares and public warrants will remain publicly traded.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination?	If you were a holder of ordinary shares as of the close of business on the record date for a meeting to seek shareholder approval of the Business Combination, you will be able to vote on the business combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of shareholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the Special Meeting by telephone by calling:

	●	Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

	●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 6820396#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The NTA Amendment Proposal, the Extension Amendment Proposal, and the Trust Amendment Proposal must be approved by the affirmative vote of at least two-thirds of the ordinary shares of the Company present and entitled to vote as of the record date of our ordinary shares, including the Founder Shares, voting together as a single class. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the NTA Amendment Proposal, the Extension Amendment Proposal, or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our ordinary shares on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, [●] shares of our ordinary shares would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our ordinary shares at the close of business on June 8, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 11,615,000 shares of our Class A Ordinary Shares and 2,875,000 shares of our Class B ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the NTA Amendment Proposal, the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the NTA Amendment Proposal, the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the NTA Amendment Proposal, the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 2,875,000 Founder Shares and 5,000,000 Private Placement Warrants (purchased for $1), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the NTA Amendment Proposal, the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the NTA Amendment Proposal, the Extension Amendment Proposal, and/or the Trust Amendment Proposal.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A Ordinary Shares?

If the Extension is implemented, each of our public shareholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on July 9, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAAC Redemptions

E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor their usual and customary fees. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Proxy Solicitor:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

855-414-2266

Email: AFAR@laurelhill.com

You may also contact us at:

Aura FAT Projects Acquisition Corp

1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692
Attn:
Telephone No.: +65-3135-1511

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination;

●	the anticipated benefits of an initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended November 30, 2022 filed with the SEC on February 23, 2023 and Quarterly Report on Form 10-Q filed with the SEC on April 14, 2023 and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K filed with the SEC on February 23, 2023 and Quarterly Report on Form 10-Q filed with the SEC on April 14, 2023, and in the other reports we file with the SEC before deciding to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination with Allrites following the SEC declaring a registration statement on Form F-4 filed with the SEC on June 8, 2023. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.

We are required to offer shareholders the opportunity to redeem shares in connection with the NTA Amendment and the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement. If the SPAC Rule Proposals were to go into effect without a provision to allow us to continue to operate, we would be deemed to be an investment company and would likely liquidate.

Under current SEC guidance concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not completed its business combination within 24 months after the effective date of the IPO Registration Statement, would be held to be an Investment Company unless we change certain ways in which we operate. If we do not make these changes, it is possible that a claim could be made that we are operating as an unregistered investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, on July 18, 2023 to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items until the earlier of consummation of our Business Combination or liquidation. As of December 31, 2022, the funds in the Trust Account were held in an interest-bearing demand deposit account yielding approximately [●]% per annum.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The Committee on Foreign Investment in the United States may delay, prevent, or impose conditions on the Business Combination.

The Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require certain foreign investors to make mandatory filings and to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS considers to present unresolved national security concerns, CFIUS has the power to suspend transactions, impose mitigation measures, and/or recommend that the President block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’ jurisdiction. CFIUS’ expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations further includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” that is, a U.S. business that: (i) produces, designs, tests, manufactures, fabricates, or develops “critical technologies”; (ii) owns or operates certain “critical infrastructure”; and/or (iii) maintains or collects “sensitive personal data,” all as defined in the CFIUS regulations.

The Sponsor is a “foreign person” under CFIUS’ regulations. The Sponsor is organized under the laws of Cayman Islands and its principal place of business is in Cayman Islands. The Sponsor exercises control over the Company. In addition, the Sponsor has substantial ties to foreign persons, given that certain of the members of its management are foreign persons and foreign persons provided a majority of the funds invested in the Sponsor. Because Allrites is not currently conducting any business in the United States, the Company believes that Allrites should not be considered a U.S. business for CFIUS purposes.

CFIUS has broad discretion to interpret its regulations, and we cannot predict whether CFIUS may seek to review the Business Combination. If CFIUS were to determine that the Business Combination or any portion thereof is within its jurisdiction, it might request that the parties submit a filing with respect to the Business Combination. A CFIUS review of the Business Combination could delay the completion of the Business Combination, and, if CFIUS identifies unresolved national security concerns as part of that review, CFIUS could impose conditions with respect to the Business Combination, recommend that the President of the United States prohibit the Business Combination, or, if the Closing has occurred, recommend that the President of the United States order the Company to divest all or a portion of the Allrites Shares that the Company acquired without first obtaining CFIUS approval. Moreover, should CFIUS determine that any party to the Business Combination was required to make a filing with CFIUS but failed to do so, CFIUS could impose on such party the greater of a civil penalty not to exceed $250,000 or the value of the relevant transaction. The time necessary for CFIUS review of the Business Combination or a decision by CFIUS to prohibit the Business Combination may also prevent the Business Combination from occurring prior to the Final Redemption Date.

These risks may limit the attractiveness of, and/or delay or prevent the Company from pursuing, the Business Combination or, should the Business Combination not be completed, another business combination with certain target companies that the Company believes would otherwise be attractive to its and its shareholders.

If the Company is unable to consummate the Business Combination, or another business combination, prior to the Final Redemption Date, the Company will be required to wind up, redeem its public shares, and liquidate. In such event, the Company’s shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment through a business combination. Additionally, there will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless in the event of the Company winding up.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 Founder Shares that were issued to the Original Sponsor and prior to our IPO and 5,000,000 Private Placement Warrants that were purchased by the Original Sponsor in a private placement which occurred simultaneously with the completion of the IPO, and subsequently purchased by the Sponsor. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $1. The personal and financial interests of our Sponsor, directors and officers may be influenced their motivation in identifying and selecting Allrites for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Special Meeting.

It cannot be certain that the Company will qualify for another exemption from classification as a “penny stock” if the net tangible asset requirement in connection with the Business Combination is removed.

The Company believes that the Company’s Ordinary Shares will be exempt from classification as a “penny stock” upon the closing of the Business Combination with the removal of the minimum $5,000,001 net tangible assets requirement from its charter because it will be exempt under other provisions of the definition of “penny stock”; however, there can be no assurance to this effect.

As an alternative from being exempt from penny stock classification by having minimum net tangible assets of $5,000,001, a company can meet the requirements of SEC Rule 3a51-1(a)(ii), which generally require that a company (a) have either $5 million of stockholders equity or listed securities with a market value of $50 million or net income of at least $750,000 in its last fiscal year or two out of three of its most recent fiscal years, (b) either a one year operating history or listed securities with a market value of $50 million, (c) a minimum bid price of $4 per share, (d) at least 300 round lot holders of its listed securities and (e) at least one million publicly held shares with a $5 million market value. The Company believes that the combined companies will meet these criteria; however, there can be no assurance to this effect, and failure to meet these criteria or some other exemption

Penny stocks are generally considered to be high-risk investments. There are several factors that contribute to the high-risk nature of penny stocks, including:

●	Volatility: Penny stocks are known for their extreme price fluctuations. This volatility can be caused by a number of factors, including changes in the overall stock market, news about the company or industry, and changes in investor sentiment.

●	Lack of liquidity: Penny stocks are often traded on over-the-counter markets, which can make them more difficult to buy and sell. This lack of liquidity can increase the risk of large price swings and can make it difficult to exit a position if needed

●	Lack of information: Many penny stock companies are not required to file regular reports with the SEC, which means there may be limited information available to investors. This can make it difficult to evaluate the financial health of a company and to make informed investment decisions.

●	Manipulation: Because of their low trading volumes and lack of regulatory oversight, penny stocks can be vulnerable to market manipulation. This can include practices such as “pump and dump” schemes, where investors artificially inflate the price of a stock before selling their shares for a profit.

Overall, it is important to approach penny stocks with caution and to thoroughly research any investment before deciding. It’s also a good idea to diversify your portfolio and to limit your exposure to any one stock or sector.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and Allrites expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and Allrites may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we have incurred over $1.0 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

BACKGROUND

We are a blank check company formed in Cayman Islands on December 6, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 11,615,000 shares of Class A Ordinary Shares and 2,875,000 shares of Class B Ordinary Shares issued and outstanding. In addition, we issued 5,000,000 Private Placement Warrants issued to our in a private placement simultaneously with the consummation of our IPO. As of December 31, 2022, there were 11,500,000 public warrants outstanding. As of December 31, 2022, there were 5,000,000 Private Placement Warrants outstanding, respectively. Each whole warrant entitles its holder to purchase one whole share of Class A Ordinary Share at an exercise price of $11.50 per share. The warrants will become exercisable on the later 12 months from the closing of our IPO and the date of the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $[●] per warrant, provided that the reported last sale price of our Class A Ordinary Shares equals or exceeds $[●] per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $117.3 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $121,668,359 was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 1 Phillip Street, #09-00 Royal One Phillip, Singapore 048692.

Allrites Business Combination

As previously announced, we entered into the Business Combination Agreement on May 7, 2023. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on May 7, 2023.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 18, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[●] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

THE NTA AMENDMENT PROPOSAL

Overview

As discussed elsewhere in this proxy statement/prospectus, the Company is asking its stockholders to approve the NTA Amendment Proposal.

1.	The following additional definition be inserted in Article 1:

“Deadline Date” shall have the meaning ascribed to it in Article 162.

2.	The text of Section (b) of Article 156 is hereby amended and restated to read in its entirety as follows:

“156. (b) provided Members with the opportunity to have their Public Shares redeemed or repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s Initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue.”

3.	The text of Article 159 is hereby amended and restated to read in its entirety as follows:

“159. At a general meeting called for the purposes of approving a Business Combination pursuant to these Articles, the Company shall be authorised to consummate a Business Combination by Ordinary Resolution.”

4.	The text of Article 161 is hereby amended and restated to read in its entirety as follows:

“161. The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.”

5.	The text of Article 163 is hereby amended and restated to read in its entirety as follows:

“163. If any amendment is made to Article 162 that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Company’s Public Shares if the Company has not completed its initial Business Combination within the timeframe set out in Article 162, or with respect to any other provision relating to the rights of holders of the Class A Shares or pre-initial business combination activity, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses) divided by the number of Public Shares then in issue.”

A copy of the NTA Amendment to the existing charter is attached to this proxy statement/prospectus as Annex A. We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the NTA Amendment Proposal and implement the NTA Amendment.

Reasons for the NTA Amendment

The Company’s stockholders are being asked to adopt the proposed amendments to the existing charter, which, in the judgment of the Board, could facilitate the consummation of the Business Combination if the Company’s NTA would be below $5,000,001 immediately prior to or following the closing of the Business Combination. The existing charter limits the Company’s ability to consummate an initial business combination, or to redeem shares of the Company’s Common Stock in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Company’s Common Stock would not be deemed a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act. Because we expect that the Company Common Stock would not be deemed to be a “penny stock” pursuant to other applicable provisions of Rule 3a51-1 under the Exchange Act, the Company is presenting the NTA Proposal to facilitate the consummation of the Business Combination. If the NTA Proposal is not approved and there are significant requests for redemption such that the Company’s NTA would be less than $5,000,001 immediately prior to or upon the consummation of the Business Combination after payment of underwriters fees and commissions, the existing charter would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Vote Required for Approval

Approval of the NTA Amendment Proposal will require the affirmative vote of holders of two-thirds of the shares of the Company Common Stock outstanding on the Record Date. Abstentions will have the effect of votes against the NTA Amendment Proposal. Brokers are not entitled to vote shares on the NTA Amendment Proposal absent voting instructions from the beneficial owner of those shares and, consequently, broker non-votes will have the effect of votes against the NTA Amendment Proposal. We expect all of the Sponsor’s shareholders to vote in favor of the NTA Amendment Proposal though they are not required to do so.

If the NTA Amendment Proposal is Not Approved

Our Board will abandon and not implement the NTA Amendment unless our shareholders approve the NTA Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,581,500 Founder Shares and 5,000,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for $1;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023, for more information about the interests of our Sponsor, directors, and officers in the Business Combination.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the NTA Amendment Proposal.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by July 18, 2023, we will incur significant cost to extend of the Termination Date under the current terms of the charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until July 18, 2023, to complete the purposes of the Company. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination and at a lower incremental and aggregate cost for each Extension.

As previously announced, we entered into the Business Combination Agreement on May 7, 2023. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 18, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least two-thirds of the ordinary shares of the Company, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond July 18, 2023 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by July 18, 2023, we will incur significant cost to extension of the Termination Date under the current terms of the charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will amend its charter in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our shareholders, subject to the terms of the Business Combination Agreement. We reserve the right at any time to cancel the Special Meeting and not to submit to our shareholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 10, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on July 10, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on May 24, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on July 9, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Class A Ordinary Shares on the record date was $10.58.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on July 9, 2023 (two business days before the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and Trust Amendment will not be implemented and, if the Business Combination has not been consummated by July 18, 2023, the Company will be required by its charter to incur significant cost to extension of the Termination Date under the current terms of the charter or otherwise (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Ordinary Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Ordinary Shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. Shareholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 19.84% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase shares of Class A Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,581,500 Founder Shares and 5,000,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for $1;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023 for more information about the interests of our Sponsor, directors, and officers in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until July 18, 2023 to complete the purposes of the Company. As previously announced, we entered into the Business Combination Agreement on May 7, 2023. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before July 18, 2023. If that were to occur, we would incur significant expense in completing the Business Combination and would be forced to consider liquidation even if our shareholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F-4 filed with the SEC on June 8, 2023.

Our charter states that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before July 18, 2023, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our shareholders, the Board has determined to seek shareholder approval to extend the date by which we have to complete a business combination beyond July 18, 2023 to the Extended Date, in the event we cannot consummate the Business Combination by July 18, 2023.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on May 9, 2023 and our Form F- 4 filed with the SEC on June 8, 2023.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Ordinary Shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A ordinary shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A Ordinary Shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Ordinary Shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Ordinary Shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Ordinary Shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Ordinary Shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (a) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares

In the event that a U.S. Holder’s Class A Ordinary Shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Ordinary Shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A Ordinary Shares generally will be treated as a sale of the Class A Ordinary Shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Ordinary Shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Ordinary Shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Ordinary Shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Ordinary Shares is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Ordinary Shares based upon the then fair market values of the Class A Ordinary Shares and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Ordinary Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Ordinary Shares or the U.S. Holder’s initial basis for Class A Ordinary Shares upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Ordinary Shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A Ordinary Shares that elect to have their Class A Ordinary Shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Ordinary Shares of the Company and is not a U.S. Holder.

Redemption of Class A Ordinary Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Ordinary Shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Ordinary Shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A Ordinary Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Ordinary Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A Ordinary Shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Ordinary Shares of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Ordinary Shares, and, in the case where shares of our Class A Ordinary Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Ordinary Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A Ordinary Shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Ordinary Shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A Ordinary Shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A Ordinary Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Ordinary Shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of April 12, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from July 18, 2023 to not later than July 18, 2024 in a series of up to twelve (12) one-month extensions (the “Trust Amendment”) and (ii) updating certain defined terms in the Trust Agreement. A copy of the proposed Trust Amendment is attached to this Proxy Statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from July 18, 2023, to not later than July 18, 2024, in a series of up to twelve (12) one-month extensions, and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement provides that the Company has until 15 months after the closing of the IPO, and such later day as may be approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Certificate to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Termination Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved and we do not consummate an initial Business Combination by July 18, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public shareholders, and our warrants to purchase ordinary shares will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension.

Vote Required for Approval

The affirmative vote of holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares, representing approximately 19.84% of the Company’s issued and outstanding shares of ordinary shares. Our Sponsor and directors do not intend to purchase shares of Class A Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to shareholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated the business combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s shareholders will be held at [●] a.m. Eastern Time on July 17, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/aurafatprojects/2023. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only shareholders who own shares of our ordinary shares as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/aurafatprojects/2023 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Shareholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 6820396#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A Ordinary Shares at the close of business on June 8, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the NTA Amendment Proposal, Extension Amendment Proposal, and the Trust Amendment Proposal will require the affirmative vote of holders of at least two-thirds of the ordinary shares of the Company present and entitled to vote on the record date, including the Founder Shares. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 11,615,000 shares of Class A Ordinary Shares and 2,875,000 shares of Class B Shares outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the NTA Amendment Proposal, Extension Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Special Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Proxy Solicitor at Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753, 855-414-2266, email: AFAR@laurelhill.com.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the NTA Amendment, the Extension Amendment Proposal, and the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond July 18, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

●	all our officers and directors as a group.

As of the record date, there were 11,615,000 shares of Class A Ordinary Shares and 2,875,000 shares of Class B Ordinary Shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
Tristan Lo(3)	—	—	—	—	—
David Andrada(3)	—	—	—	—	—
Calvin Ng(3)	—	—	—	—	—
Nils Michaelis(4)	—	—	—	—	—
John Laurens(4)	—	—	—	—	—
Thorsten Neumann(4)	—	—	—	—	—
Andrew Porter(4)	—	—	—	—	—
Aneel Ranadive(4)	—	—	—	—	—
Jay McCarthy(4)	—	—	—	—	—

	Class A Ordinary Shares		Class B Ordinary Shares(2)		Approximate
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
All directors and executive officers as a group (9 individuals)	—	—	—	—	—
Other 5% Shareholders
Aura FAT Projects Capital LLC(1)	—	—	2,875,000	100.0%	19.84%
Glazer Capital, LLC(5)	1,107,000	9.53%	—	—	7.64%
Paul J. Glazer(5)	1,107,000	9.53%	—	—	7.64%
AQR Capital Management, LLC (6)	690,000	5.94%	—	—	4.76%
AQR Capital Management Holdings, LLC	690,000	5.94%	—	—	4.76%
AQR Arbitrage, LLC	690,000	5.94%	—	—	4.76%
Aristeia Capital, L.L.C.(7)	986,738	8.5%	—	—	6.81%
Hudson Bay Capital Management LP(8)	989,333	8.52%	—	—	6.83%
Sander Gerber(8)	989,333	8.52%	—	—	6.83%
Highbridge Capital Management, LLC(9)	853,111	8.34%	—	—	5.89%
Saba Capital Management, L.P.(10)	800,000	6.9%	—	—	5.52%
Boaz R. Weinstein(10)	800,000	6.9%	—	—	5.52%
Saba Capital Management GP, LLC(10)	800,000	6.9%	—	—	5.52%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Aura FAT Projects Acquisition Corp, 1 Phillip Street, #09-00, Royal One Phillip, Singapore, 048692.
(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.
(3)	Aura FAT Projects Capital LLC, our Sponsor, is the record holder of the securities reported herein. Tristan Lo, David Andrada, are each a control person of our Sponsor, and Calvin Ng will become a control person of the Sponsor prior to the closing of this offering. By virtue of this relationship, Tristan Lo, David Andrada, and Calvin Ng may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Tristan Lo, David Andrada, and Calvin Ng each disclaims any such beneficial ownership except to the extent of his respective pecuniary interest. The table above does not include the shares of common stock underlying the Private Placement Warrants held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Special Meeting
(4)	Immediately after the initial business combination, the non-executive directors, will each be a member of our Sponsor. By virtue of this relationship, each of the non-executive directors may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Each of the non-executive directors each disclaims any such beneficial ownership except to the extent of his or her respective pecuniary interest.
(5)	According to a Schedule 13G filed with the SEC filed with the SEC on February 14, 2023 on behalf of Glazer Capital, LLC and Paul J. Glazer, the business address of these shareholders is 250 West 55th Street, Suite 30A, New York, New York 10019.
(6)	According to a Schedule 13G filed with the SEC on February 14, 2023 on behalf of AQR Capital Management, LLC, AQR Capital Management Holdings, LLC, and AQR Arbitrage, LLC, the business address of these shareholders is One Greenwich Plaza, Greenwich, CT 06830.
(7)	According to a Schedule 13G filed with the SEC on February 13, 2023 on behalf of Aristeia Capital, L.L.C.. the business address of this shareholder is One Greenwich Plaza, 3rd Floor Greenwich, CT 06830
(8)	According to a Schedule 13G filed with the SEC on February 6, 2023 on behalf of Hudson Bay Capital Management LP and Sander Gerber, the business address of these shareholders is 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830.
(9)	According to a Schedule 13G filed with the SEC on February 2, 2023 on behalf of Highbridge Capital Management, LLC, the business address of this shareholder is 77 Park Avenue, 23rd Floor, New York, New York 10172
(10)	According to a Schedule 13G filed with the SEC on April 21, 2022, on behalf of Saba Capital Management, L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC, the business address of these shareholders is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that the 2023 annual meeting of shareholders will be held no later than December 31, 2023.

Our bylaws provide notice procedures for shareholders to nominate a person as a director and to propose business to be considered by shareholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2023 Annual Meeting, assuming the meeting is held on or about December 31, 2023, notice of a nomination or proposal must be delivered to us no later than October 2, 2023 and no earlier than September 2, 2023. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at 1 800-450-7155 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC

2 Robbins Lane, Suite 201

Jericho, NY 11753

855-414-2266

Email: AFAR@laurelhill.com

You may also obtain these documents by requesting them from the Company at:

Aura FAT Projects Acquisition Corp

1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692
Attn:
Telephone No.: +65-3135-1511

If you are a shareholder of the Company and would like to request documents, please do so by July 14 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FIRST AMENDMENT TO THE

SECOND AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION OF

AURA FAT PROJECTS ACQUISITION CORP

ADOPTED BY SPECIAL RESOLUTION ON JULY 17, 2023

AURA FAT PROJECTS ACQUISITION CORP, a company limited by shares organized under the Companies Act (as amended) of the Cayman Islands (the “Company”), does hereby certify as follows:

1.	The name of the Company is Aura Fat Projects Acquisition Corp. The Company’s original memorandum and articles of association were filed with the General Registry of the Cayman Islands on 6 December 2021, the Company’s amended and restated memorandum and articles of association were adopted by Special Resolution (as defined below) on 6 January 2022, and the Company’s second amended and restated memorandum and articles of association were adopted by Special Resolution on 25 March 2022 (the “Second A&R Mem & Arts”).

2.	This first amendment amends the Second A&R Mem & Arts (the “First Amendment”).

3.	This First Amendment was duly adopted by special resolution of the shareholders of the Company (the “Special Resolution”), being the affirmative vote of holders of two thirds of the ordinary shares of the Company present and entitled to vote at a general meeting of the Company’s shareholders, held on July 17, 2023 at which a quorum of the Company’s shareholders was present.

4.	The following additional definition be inserted in Article 1:

“Deadline Date” shall have the meaning ascribed to it in Article 162.

5.

The text of Section (b) of Article 156 is hereby amended and restated to read in its entirety as follows:

“156. (b) provided Shareholders with the opportunity to have their Public Shares redeemed or repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, divided by the number of Public Shares then in issue.”

6.

The text of Article 159 is hereby amended and restated to read in its entirety as follows:

“159. At a general meeting called for the purposes of approving a Business Combination pursuant to these Articles, the Company shall be authorised to consummate a Business Combination by Ordinary Resolution.”

7.

The text of Article 161 is hereby amended and restated to read in its entirety as follows:

“161. The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.”

8.	The text of Section (a) of Article 162 is hereby amended and restated to read in its entirety as follows:

“162. If the Company does not consummate a Business Combination within 15 months after the closing of the IPO, the Company may seek the Ordinary Resolution of the Public Shareholders for any extension beyond 15 months at a meeting called for such purpose. Public Shareholders will be offered the opportunity to vote on and/or redeem their Shares in connection with the approval of such extension beyond such 15-month period. Alternatively, or in the event that there is an unsuccessful effort to obtain Public Shareholder approval for the proposed extension(s), the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to twelve more times, each by an additional one month, for an aggregate of up to twelve additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to:

(i)	in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day; and

(ii)	for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day,

(each a “Deadline Date”), into the Trust Fund the lesser of:

(x)	$50,000; or

(y)	$0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each extension (after giving effect to redemptions properly requested prior to such date with respect to the first such extension), in exchange for non-interest bearing, unsecured promissory notes payable upon consummation of an initial Business Combination, which notes may be convertible at the option of the holder at any time after the consummation of the Company’s initial Business Combination into warrants that are identical to the placement warrants (as defined in the registration statement) at a conversion price of $1.00 per warrant; and further provided in each case that the procedures relating to any such extension, as set forth in the agreement relating to the Trust Fund, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Fund and used to fund the redemption of the Public Shares in accordance with Article 160. Public Shareholders will not be offered the opportunity to vote on and/or redeem their Shares in connection with such extension. If the Company is unable to complete the Initial Business Combination within such 15-month period (or up to 24-month period if the Company chooses to extend such period, as described in more detail in the registration statement, or as extended by the Shareholders in accordance with these Articles), the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject, in the case of Articles 162(b) and 162(c), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

9.

The text of Article 163 is hereby amended and restated to read in its entirety as follows:

“163. If any amendment is made to Article 162 that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Company’s Public Shares if the Company has not completed its initial Business Combination within the timeframe set out in Article 162, or with respect to any other provision relating to the rights of holders of the Class A Shares or pre-initial business combination activity, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses) divided by the number of Public Shares then in issue.”

IN WITNESS WHEREOF, Aura Fat Projects Acquisition Corp has caused this First Amendment to the second amended and restated memorandum and articles of association of the Company to be duly executed in its name and on its behalf by an authorized officer as of July 17, 2023.

AURA FAT PROJECTS ACQUISITION CORP

By:
Name:	David Andrada
Title:	Co-Chief Executive Officer

ANNEX B

 FIRST PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This First Amendment (this “Amendment”), dated as of July 17, 2023, to the Trust Agreement (as defined below) is made by and between Aura Fat Projects Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of April 12, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account;

WHEREAS, at a special meeting of the Company held on July 17, 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Amended and Restated Certificate”) extending the date by which the Company has to consummate a business combination from July 18, 2023 to not later than July 18, 2024 in a series of up to twelve (12) one-month extensions; and (ii) a proposal to amend the Trust Agreement requiring the Company to, unless the Closing of the Company’s initial business combination shall have occurred, subject to the terms and conditions of the Amended and Restated Certificate, and the Trust Agreement, and updating related defined terms; and

NOW THEREFORE, IT IS AGREED:

1. The following recital in the Trust Agreement shall be amended and restated in its entirety to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 15-month period following the closing of the Offering, the Company may extend such period by twelve (12) one-month (1-month) periods (each, an “Extension”), up to a maximum of 24 months in the aggregate, by depositing $50,000, or $0.045 per share) per Extension into the Trust Account no later than the 15-month anniversary of the Offering for the first Extension and the 1-month anniversary of the prior Extension for each subsequent Extension(each, a “Deadline”), as applicable,; and”

2. All other provisions of the Trust Agreement shall remain unaffected by the terms of this Amendment.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

The parties have duly executed this First Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

AURA FAT PROJECTS ACQUISITION CORP

By:
Name:	David Andrada
Title:	Co-Chief Executive Officer

Aura FAT Projects Acquisition Corp
1 Phillip Street, #09-00,

Royal One Phillip, Singapore, 048692

+65-3135-1511

SPECIAL MEETING OF SHAREHOLDERS

July 17, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 17, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated June 27, 2023 and Proxy Statement, dated June 20, 2023, in connection with the special meeting to be held at [•] on July 17, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints David Andrada and Tristan Lo (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NTA AMENDMENT PROPOSAL (PROPOSAL 1), THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 2), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 3), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 4), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on July 17, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/aurafatprojects/2023.

Proposal 1 — NTA Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Amended and Restated Certificate to remove the Company’s net tangible asset test as more fully described in the proxy statement.	☐	☐	☐

Proposal 2 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Amended and Restated Certificate to allow up to twelve (12) one-month extensions as more fully described in the proxy statement.	☐	☐	☐

Proposal 3 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s Investment Management Trust Agreement to allow up to twelve (12) one-month extensions as more fully described in the proxy statement.	☐	☐	☐

Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for one of more of the proposals

	☐	☐	☐

Dated: [●], 2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.